MOR Cover

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Reporting Period: 09-30-09

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements		Yes
Cash disbursements journals		Yes
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt			N/A
Copies of tax returns filed during reporting period			N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ A. Bradley Gabbard	10/27/09
Signature of Authorized Individual*	Date

A. Bradley Gabbard	VP – Special Projects
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR-1

In re PNG Ventures, Inc., et al.					Case No. 09-131362 (CSS)
Debtor					Reporting Period: 09-30-09
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)

PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS (See attachments)								$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS								$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)								$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES								$

United States Trustee
P O BOX 70937
Charlotte, NC 28272-0937

Quarterly Fee to the Court		Conoco	CTI	OneSource	ATM		Total	Court Fee
Applied LNG Technologies	282,136.89	415,000.00	-	86,401.56	6,921.09		790,459.54	4,875.00
Arizona LNG	6,760.52						6,760.52	325.00
Fleet Star Inc	3,786.07						3,786.07	325.00
PNG Ventures Inc	0.00						0.00	325.00
New Earth LNG	0.00						0.00	325.00
Earth Leasing Inc	0.00						0.00	325.00

Total Expenditures	292,683.48						801,006.13	6,500.00

						10	881010-100	6,500.00

Total Quarterly Reimbursements		Quarterly Fee
$0 to $ 14,999.99		$ 325.00
$15,000 to $74,999.99		$ 650.00
$75,000 to $149,999.99		$ 975.00
$150,000 to $224,999.99		$ 1,625.00
$225,000 to $299,999.99		$ 1,950.00
$300,000 to $999,999.99		$ 4,875.00
$1,000,000 to $1,999,999.99		$ 6,500.00
$2,000,000 to $2,999,999.99		$ 9,750.00
$3,000,000 to $4,999,999.99		$ 10,400.00
$5,000,000 to $14,999,999.99		$ 13,000.00
$15,000,000 to $29,999,999.99		$ 20,000.00
$30,000,000 or more		$ 30,000.00

MOR-1b

In re PNG Ventures, Inc., et al.						Case No. 09-13162 (CSS)
Debtor						Reporting Period: 09-30-09

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved		Check		Amount Paid		Year-To-Date
			Payor	Number	Date	Fees	Expenses	Fees	Expenses

None paid since September 9, 2009

MOR-2

In re PNG Ventures, Inc., et al.	Case No. 09-13162 (CSS)
Debtor	Reporting Period.: 09-30-09

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative
REVENUES	Month	Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory	(See attachments)
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

* “Insider” is defined in 11 U.S.C. Section 101(31).

PNG Ventures Inc.
Income Statement
Confidential - Unaudited
SEPTEMBER 30, 2009

		APPLIED LNG TECHNOLOGIES	NEW EARTH LNG	EARTH LEASING	FLEET STAR	ARIZONA LNG	STRUCTURE CHANGE ENTITY	ELIMINATION	CONSOLIDATION	PNG	FINAL CONSOLIDATION
		SEP09	SEP09		SEP09	SEP09				SEP09	SEP09
Revenue
	601010 - Rev - Fuel Sales - B100(Nonblend)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	601020 - Rev - Fuel Sales - Diesel	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	601030 - Rev - Fuel Sales - Ethanol	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	601040 - Rev - Fuel Sales - Other	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	601070 - Rev - Misc. Income	$ 400.00	$ -	$ -	$ -	$ -		$ -	$ 400.00	$ -	$ 400.00
	601080 - Rev - Freight Income	$ 213,764.48	$ -	$ -	$ -	$ -		$ -	$ 213,764.48	$ -	$ 213,764.48
	601160 - Rev - LNG Fuel	$ 1,076,454.23	$ -	$ -	$ 22,764.56	$ 533,433.14		$ (533,433.14)	$ 1,099,218.79	$ -	$ 1,099,218.79
	601180 - Equity Earnings	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	601190 - Rev -Leased Equipment	$ 18,650.00	$ -	$ -	$ -	$ -		$ -	$ 18,650.00	$ -	$ 18,650.00
	601210 - Rev - Maintenance & Service Revenue	$ 14,000.00	$ -	$ -	$ -	$ 10,000.00		$ (10,000.00)	$ 14,000.00	$ -	$ 14,000.00
	601220 - Alt Fuel Eq Lease - Storage	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	601230 - Alt Fuel Eq Lease - Fuel Disp	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	601240 - Rev - MORT	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	601250 - Rev - FET Credit	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	601260 - Rev - Trip/Hourly Charge	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	601270 - Rev - CNG Sales	$ -	$ -	$ -	$ 67,014.40	$ -		$ -	$ 67,014.40	$ -	$ 67,014.40
	Total Revenue	$ 1,323,268.71	$ -	$ -	$ 89,778.96	$ 543,433.14	$ -	$ (543,433.14)	$ 1,413,047.67	$ -	$ 1,413,047.67

Cost of Goods Sold
	701010 - COS - Fuel -B100	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	701050 - COS - Store Exp	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	701060 - COS- Chemicals	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	701160 - COS - Misc expense	$ 10,000.00	$ -	$ -	$ -	$ -		$ (10,000.00)	$ -		$ -
	701170 - COS - Fuel	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	701200 - COS - Freight Exp	$ 268,238.74	$ -	$ -	$ -	$ -		$ -	$ 268,238.74	$ -	$ 268,238.74
	701240 - COS - LNG	$ 540,991.86	$ -	$ -	$ 64,968.53	$ -		$ (533,433.14)	$ 72,527.25	$ -	$ 72,527.25
	701250 - COS - LNG Prod Loss	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	701290 - COS - Leased Equip	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	701350 - COS - CNG Purchases	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	701360 - COS - Gas Hedge	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	701370 - COS - Feedstock Gas Imbalance	$ -	$ -	$ -	$ -	$ (5,791.79)		$ -	$ (5,791.79)	$ -	$ (5,791.79)
	701380 - COS - Inventory Adjustment	$ -	$ -	$ -	$ -	$ (1,812.72)		$ -	$ (1,812.72)	$ -	$ (1,812.72)
	701390 - COS - Feed Gas - Fees	$ -	$ -	$ -	$ -	$ 0.62		$ -	$ 0.62	$ -	$ 0.62
	701400 - COS - Feed Gas - Commodity	$ -	$ -	$ -	$ -	$ 566,381.65		$ -	$ 566,381.65	$ -	$ 566,381.65
	701410 - COS - Plant OH	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	701420 - COS - Feed Gas - Transport	$ -	$ -	$ -	$ -	$ 355.25		$ -	$ 355.25	$ -	$ 355.25
	Total Cost of Goods Sold	$ 819,230.60	$ -	$ -	$ 64,968.53	$ 559,133.01	$ -	$ (543,433.14)	$ 899,899.00	$ -	$ 899,899.00

	Gross Profit	$ 504,038.11	$ -	$ -	$ 24,810.43	$ (15,699.87)	$ -	$ -	$ 513,148.67	$ -	$ 513,148.67

General and Administrative Expense

Employee Compensation
Payroll
	801010 - Pyrll Exp - Salaries - Office	$ 35,475.60	$ 52,705.55	$ -	$ -	$ 24,246.70		$ -	$ 112,427.85	$ -	$ 112,427.85
	801130 - Pyrll Exp - Misc Pyrll	$ 538.36	$ 335.16	$ -	$ -	$ 171.66		$ -	$ 1,045.18	$ -	$ 1,045.18
	801140 - Pyrll Directors Compensation	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
$ -
	Total Payroll	$ 36,013.96	$ 53,040.71	$ -	$ -	$ 24,418.36	$ -	$ -	$ 113,473.03	$ -	$ 113,473.03

Payroll Taxes
	801080 - Pyrll Exp - Fed Taxes Soc Sec	$ 5,235.78	$ 5,062.12	$ -	$ -	$ 4,395.54		$ -	$ 14,693.44	$ -	$ 14,693.44
	801090 - Pyrll Exp - Fed Taxes - Medcre	$ 1,224.50	$ 2,059.62	$ -	$ -	$ 1,027.98		$ -	$ 4,312.10	$ -	$ 4,312.10
	801100 - Pyrll Exp - Fed Taxes - Unemp	$ 65.22	$ 52.61	$ -	$ -	$ -		$ -	$ 117.83	$ -	$ 117.83
	801110 - Pyrll Exp - St Taxes - Unemp	$ 266.88	$ 213.53	$ -	$ -	$ -		$ -	$ 480.41	$ -	$ 480.41
	801120 - Pyrll Exp - St Taxes - wages	$ 2,004.86	$ 157.00	$ -	$ -	$ 2,134.48		$ -	$ 4,296.34	$ -	$ 4,296.34
	801160 - Pyrll Exp Taxes - Fed Wages	$ 6,083.93	$ 14,927.09	$ -	$ -	$ 6,355.03		$ -	$ 27,366.05	$ -	$ 27,366.05
		$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	Total Payroll Taxes	$ 14,881.17	$ 22,471.97	$ -	$ -	$ 13,913.03	$ -	$ -	$ 51,266.17	$ -	$ 51,266.17

	Total Employee Compensation	$ 50,895.13	$ 75,512.68	$ -	$ -	$ 38,331.39	$ -	$ -	$ 164,739.20	$ -	$ 164,739.20

	741070 - Lease Exp	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	751010 - Depr Exp - Op Equipment	$ 1,090.36	$ -	$ -	$ 195.48	$ 207,199.75	$ -	$ -	$ 208,485.59	$ -	$ 208,485.59
	761010 - Depletion	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	771010 - Amortization	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Office Expense
	811010 - Office Exp - Off Rent	$ 3,271.52	$ -	$ -	$ -	$ -	$ -	$ -	$ 3,271.52	$ -	$ 3,271.52
	811020 - Office Exp - Equip Rent	$ 973.75	$ -	$ -	$ -	$ -		$ -	$ 973.75	$ -	$ 973.75
	811030 - Office Exp - Tel & Fax	$ 5,854.95	$ -	$ -	$ -	$ -		$ -	$ 5,854.95	$ -	$ 5,854.95
	811040 - Office Exp - Utilities	$ 2,308.11	$ -	$ -	$ 1,267.66	$ -		$ -	$ 3,575.77	$ -	$ 3,575.77
	811060 - Office Exp - Cmptr & Soft Sup	$ 2,657.08	$ -	$ -	$ -	$ -		$ -	$ 2,657.08	$ -	$ 2,657.08
	811070 - Office Exp - Off Supp	$ 877.79	$ -	$ -	$ 47.46	$ -		$ -	$ 925.25	$ -	$ 925.25
	811080 - Office Exp - Other Off Exp	$ 3,038.22	$ -	$ -	$ -	$ 97.23		$ -	$ 3,135.45	$ -	$ 3,135.45
	811090 - Office Exp - Postage & Ship	$ 536.23	$ -	$ -	$ -	$ -		$ -	$ 536.23	$ -	$ 536.23
	811100 - Office Exp - Print & Repro	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	811200 - Office Exp - IT Services	$ 38,713.97	$ -	$ -	$ -	$ -		$ -	$ 38,713.97	$ -	$ 38,713.97
	Total Office Expense	$ 58,931.62	$ -	$ -	$ 3,786.07	$ 97.23	$ -	$ -	$ 62,814.92	$ -	$ 62,814.92

Insurance Expense
	721010 - Insur Exp - Auto	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	721020 - Insur Exp - Medical	$ 15,940.49	$ -	$ -	$ -	$ -		$ -	$ 15,940.49	$ -	$ 15,940.49
	721030 - Insur Exp - Dental	$ 1,165.86	$ -	$ -	$ -	$ -		$ -	$ 1,165.86	$ -	$ 1,165.86
	721040 - Insur Exp - Wrkrs Comp	$ 776.64	$ -	$ -	$ -	$ -		$ -	$ 776.64	$ -	$ 776.64
	721050 - Insur Exp - Other	$ 28,083.50	$ -	$ -	$ -	$ -		$ -	$ 28,083.50	$ -	$ 28,083.50
	721080 - Insur Exp - General Liab	$ 24,543.42	$ -	$ -	$ 2,226.10	$ -	$ -	$ -	$ 26,769.52	$ -	$ 26,769.52
		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Total Insurance Expense	$ 70,509.91	$ -	$ -	$ 2,226.10	$ -	$ -	$ -	$ 72,736.01	$ -	$ 72,736.01

Professional Fees
	731010 - Prof Fees Exp - Legal	$ 93,871.19	$ -	$ -	$ -	$ -		$ -	$ 93,871.19	$ -	$ 93,871.19
	731020 - Prof Fees Exp - Acctg	$ 15,000.00	$ -	$ -	$ -	$ -		$ -	$ 15,000.00	$ -	$ 15,000.00
	731040 - Prof Fees Exp - Investor Rel	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	731060 - Consulting Fee - Other	$ 14,333.63	$ -	$ -	$ -	$ -	$ -	$ -	$ 14,333.63	$ -	$ 14,333.63
	Total Professional Fees	$ 125,603.71	$ -	$ -	$ -	$ -	$ -	$ -	$ 125,603.71	$ -	$ 125,603.71

Repairs and Maintenance
	741010 - Rep & Maint - Fuel Tstng Exp	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	741020 - Rep & Maint - Bldg	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	741030 - Rep & Maint - Equip	$ 48,246.73	$ -	$ -	$ -	$ -		$ -	$ 48,246.73	$ -	$ 48,246.73
	741040 - Rep & Maint - Autos	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	741050 - Rep & Maint - Other	$ 513.59	$ -	$ -	$ -	$ -	$ -	$ -	$ 513.59	$ -	$ 513.59
	741060 - Plant Ops Exp	$ -	$ -	$ -	$ -	$ 3,619.20	$ -	$ -	$ 3,619.20	$ -	$ 3,619.20
		$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Total Repairs and Maintenance	$ 48,760.32	$ -	$ -	$ -	$ 3,619.20	$ -	$ -	$ 52,379.52	$ -	$ 52,379.52

Plant/Field Operations
	741080 - Equipment Rent	$ 439.22	$ -	$ -	$ -	$ 129.39	$ -	$ -	$ 568.61	$ -	$ 568.61
	741090 - Equipment Rent - Transp Equip	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	741100 - Operating Supply Exp	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	741110 - Op Supply Exp - Tools, Equip	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	741120 - Facility Rent	$ 7,500.00	$ -	$ -	$ -	$ -	$ -	$ -	$ 7,500.00	$ -	$ 7,500.00
	741130 - Plant Operation Services	$ 25,699.12	$ -	$ -	$ -	$ 13,909.75	$ -	$ -	$ 39,608.87	$ -	$ 39,608.87
	741140 - Field Operations Exp	$ 19,887.99	$ -	$ -	$ -	$ -	$ -	$ -	$ 19,887.99	$ -	$ 19,887.99

	Total Plant/Field Operations	$ 53,526.33	$ -	$ -	$ -	$ 14,039.14	$ -	$ -	$ 67,565.47	$ -	$ 67,565.47

Travel & Entertainment
	781010 - Trvl and Ent - Air	$ 7,250.51	$ -	$ -	$ -	$ -		$ -	$ 7,250.51	$ -	$ 7,250.51
	781020 - Trvl and Ent - Hotel	$ 4,987.07	$ -	$ -	$ -	$ -		$ -	$ 4,987.07	$ -	$ 4,987.07
	781030 - Trvl and Ent - Meals & Enter	$ 2,223.28	$ -	$ -	$ -	$ -		$ -	$ 2,223.28	$ -	$ 2,223.28
	781040 - Trvl and Ent - Transportation	$ 5,856.27	$ -	$ -	$ -	$ -		$ -	$ 5,856.27	$ -	$ 5,856.27
	781060 - Trvl and Ent - Misc.	$ 68.68	$ -	$ -	$ -	$ -	$ -	$ -	$ 68.68	$ -	$ 68.68
	781070 - Trvl and Ent - Relocation	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
$ -
	Total Travel & Entertainment	$ 20,385.81	$ -	$ -	$ -	$ -	$ -	$ -	$ 20,385.81	$ -	$ 20,385.81

Taxes	Misc Taxes
	791010 - Misc Taxes - Prop Tax	$ -	$ -	$ -	$ -	$ 2,700.00		$ -	$ 2,700.00	$ -	$ 2,700.00
	791020 - Misc Taxes - Sales Tax	$ 8,018.92	$ -	$ -	$ -	$ -		$ -	$ 8,018.92	$ -	$ 8,018.92
	791030 - Misc Taxes - Fuel Tax	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	791040 - Misc Taxes - Other Taxes	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	Total Misc Taxes	$ 8,018.92	$ -	$ -	$ -	$ 2,700.00	$ -	$ -	$ 10,718.92	$ -	$ 10,718.92

	Marketing Expense	$ -	$ -		$ -	$ -				$ -
Marketing	821010 - Mkting Exp - Advertising	$ 3,500.00	$ -	$ -	$ -	$ -		$ -	$ 3,500.00	$ -	$ 3,500.00
	821020 - Mkting Exp - Promotions	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	821030 - Mkting Exp - Trade Exp	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	821040 - Mkting Exp - Research	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	821050 - Mkting Exp - Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Total Marketing Expense	$ 3,500.00	$ -	$ -	$ -	$ -	$ -	$ -	$ 3,500.00	$ -	$ 3,500.00

Other General Expenses
Other General Expenses
	831010 - Othr Gen & Admn - Bad Debt Exp	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	831020 - Othr Gen & Admn - Bank Ser Chrg	$ 485.11	$ -	$ -	$ 757.06	$ -		$ -	$ 1,242.17	$ -	$ 1,242.17
	831030 - Othr Gen & Admn - Late Fees	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	831040 - Othr Gen & Admn - Confer & Semin	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	831050 - Othr Gen & Admn - Dues and Subscr	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	831060 - Othr Gen & Admn - Lic, fees, perm	$ 150.00	$ -	$ -	$ -	$ -		$ -	$ 150.00	$ -	$ 150.00
	831070 - Othr Gen & Admn - Charitable Cntr	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	831080 - Othr Gen & Admn - Security	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	831090 - Othr Gen & Admn - Director Fees	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	831110 - Othr Gen & Admn - Relo Exp	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	831120 - Othr Gen & Admn - Miscellaneous	$ (443.39)	$ -	$ -	$ -	$ -		$ -	$ (443.39)	$ -	$ (443.39)
	831130 - Othr Gen & Admn - Payroll Svs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	831140 - Othr Gen & Admn - Recrtng/Excec S	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	831160 - Othr Gen & Admn - Trading Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	831170 - Othr Gen & Admn - Contract Labor	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	831180 - Othr Gen & Admn - Training Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	831190 - Othr Gen & Admn - Admin Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	831200 - Othr Gen & Admn - Sm Bal Write off	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	831210 - Othr Gen & Admn - Othr Gn Alloc Chge Out	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	831220 - Othr Gen & Admn - Medical Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	831230 - Othr Gen & Admn - Franchise Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	Total Other General Expenses	$ 191.72	$ -	$ -	$ 757.06	$ -	$ -	$ -	$ 948.78	$ -	$ 948.78

	Total General and Administrative Expense	$ 441,413.83	$ 75,512.68	$ -	$ 6,964.71	$ 265,986.71	$ -	$ -	$ 789,877.93	$ -	$ 789,877.93

	Other Income/Expense	$ -	$ -		$ -	$ -				$ -
	601170 - Rev - Interest Income - Nonaffil	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
	851040 - Oth Inc./Loss - Gain/Loss-Mkt Sec	$ 72,079.82	$ -	$ -	$ -	$ -	$ -	$ -	$ 72,079.82	$ -	$ 72,079.82
	841010 - Interest Exp - Nots Payable int	$ (487,738.92)	$ (630.00)	$ -	$ -	$ 17,275.45		$ -	$ (471,093.47)	$ (662.14)	$ (471,755.61)
	841020 - Interest Exp - Disc Amortiz.	$ (8,585.61)	$ -	$ -	$ -	$ -		$ -	$ (8,585.61)	$ -	$ (8,585.61)
	841030 - Interest Exp - Fees Amort.	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
	841040 - Interest Expense - Nonaffil	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
		$ -	$ -		$ -	$ -				$ -
		$ -	$ -		$ -	$ -				$ -
	Total Other Income (Expense)	$ (558,162.16)	$ (630.00)	$ -	$ -	$ 17,275.45	$ -	$ -	$ (541,516.71)	$ (662.14)	$ (542,178.85)

Shares issued for compensation
Shares issued for services
Interest Expense
Interest and Share based expense

	Pre-Tax Income (Loss)	$ (495,537.88)	$ (76,142.68)	$ -	$ 17,845.72	$ (264,411.13)	$ -	$ -	$ (818,245.97)	$ (662.14)	$ (818,908.11)

	% of Revenue	-267%	0%		503%	-206%			-173%	0%	-173%

	Net Income (Loss)	$ (495,537.88)	$ (76,142.68)	$ -	$ 17,845.72	$ (264,411.13)	$ -	$ -	$ (818,245.97)	$ (662.14)	$ (818,908.11)

MOR-3

In re PNG Ventures, Inc., et al		Case No. 09-13162 (CSS)
Debtor		Reporting Period: 09-30-09

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	(see attachment)
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS	$	$

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$

TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNERS' EQUITY	$	$

* “Insider” is defined in 11 U.S.C. Section 101(31).

PNG Ventures, Inc. Income Statement Confidential - Unaudited SEPTEMBER 30, 2009

	APPLIED LNG TECHNOLOGIES	NEW EARTH LNG	EARTH LEASING	FLEET STAR	ARIZONA LNG	STRUCTURE CHANGE ENTITY	ELIMINATION	CONSOLIDATION	PNG	FINAL CONSOLIDATION
	SEP09	SEP09		SEP09	SEP09				SEP09	SEP09
Revenue
601010 - Rev - Fuel Sales - B100(Nonblend)	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
601020 - Rev - Fuel Sales - Diesel	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
601030 - Rev - Fuel Sales - Ethanol	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
601040 - Rev - Fuel Sales - Other	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
601070 - Rev - Misc. Income	$ 400.00	$ -	$ -	$ -	$ -		$ -	$ 400.00	$ -	$ 400.00
601080 - Rev - Freight Income	$ 213,764.48	$ -	$ -	$ -	$ -		$ -	$ 213,764.48	$ -	$ 213,764.48
601160 - Rev - LNG Fuel	$ 1,076,454.23	$ -	$ -	$ 22,764.56	$ 533,433.14		$ (533,433.14)	$ 1,099,218.79	$ -	$ 1,099,218.79
601180 - Equity Earnings	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
601190 - Rev -Leased Equipment	$ 18,650.00	$ -	$ -	$ -	$ -		$ -	$ 18,650.00	$ -	$ 18,650.00
601210 - Rev - Maintenance & Service Revenue	$ 14,000.00	$ -	$ -	$ -	$ 10,000.00		$ (10,000.00)	$ 14,000.00	$ -	$ 14,000.00
601220 - Alt Fuel Eq Lease - Storage	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
601230 - Alt Fuel Eq Lease - Fuel Disp	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
601240 - Rev - MORT	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
601250 - Rev - FET Credit	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
601260 - Rev - Trip/Hourly Charge	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
601270 - Rev - CNG Sales	$ -	$ -	$ -	$ 67,014.40	$ -		$ -	$ 67,014.40	$ -	$ 67,014.40
Total Revenue	$ 1,323,268.71	$ -	$ -	$ 89,778.96	$ 543,433.14	$ -	$ (543,433.14)	$ 1,413,047.67	$ -	$ 1,413,047.67

Cost of Goods Sold
701010 - COS - Fuel -B100	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
701050 - COS - Store Exp	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
701060 - COS- Chemicals	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
701160 - COS - Misc expense	$ 10,000.00	$ -	$ -	$ -	$ -		$ (10,000.00)	$ -
701170 - COS - Fuel	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
701200 - COS - Freight Exp	$ 268,238.74	$ -	$ -	$ -	$ -		$ -	$ 268,238.74	$ -
701240 - COS - LNG	$ 540,991.86	$ -	$ -	$ 64,968.53	$ -		$ (533,433.14)	$ 72,527.25	$ -
701250 - COS - LNG Prod Loss	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
701290 - COS - Leased Equip	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
701350 - COS - CNG Purchases	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
701360 - COS - Gas Hedge	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
701370 - COS - Feedstock Gas Imbalance	$ -	$ -	$ -	$ -	$ (5,791.79)		$ -	$ (5,791.79)	$ -
701380 - COS - Inventory Adjustment	$ -	$ -	$ -	$ -	$ (1,812.72)		$ -	$ (1,812.72)	$ -
701390 - COS - Feed Gas - Fees	$ -	$ -	$ -	$ -	$ 0.62		$ -	$ 0.62	$ -
701400 - COS - Feed Gas - Commodity	$ -	$ -	$ -	$ -	$ 566,381.65		$ -	$ 566,381.65	$ -
701410 - COS - Plant OH	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
701420 - COS - Feed Gas - Transport	$ -	$ -	$ -	$ -	$ 355.25		$ -	$ 355.25	$ -
Total Cost of Goods Sold	$ 819,230.60	$ -	$ -	$ 64,968.53	$ 559,133.01	$ -	$ (543,433.14)	$ 899,899.00	$ -	$ 899,899.00

Gross Profit	$ 504,038.11	$ -	$ -	$ 24,810.43	$ (15,699.87)	$ -	$ -	$ 513,148.67	$ -	$ 513,148.67

General and Administrative Expense

Employee Compensation
Payroll
801010 - Pyrll Exp - Salaries - Office	$ 35,475.60	$ 52,705.55	$ -	$ -	$ 24,246.70		$ -	$ 112,427.85	$ -
801130 - Pyrll Exp - Misc Pyrll	$ 538.36	$ 335.16	$ -	$ -	$ 171.66		$ -	$ 1,045.18	$ -
801140 - Pyrll Directors Compensation	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
$ -
Total Payroll	$ 36,013.96	$ 53,040.71	$ -	$ -	$ 24,418.36	$ -	$ -	$ 113,473.03	$ -

Payroll Taxes
801080 - Pyrll Exp - Fed Taxes Soc Sec	$ 5,235.78	$ 5,062.12	$ -	$ -	$ 4,395.54		$ -	$ 14,693.44	$ -
801090 - Pyrll Exp - Fed Taxes - Medcre	$ 1,224.50	$ 2,059.62	$ -	$ -	$ 1,027.98		$ -	$ 4,312.10	$ -
801100 - Pyrll Exp - Fed Taxes - Unemp	$ 65.22	$ 52.61	$ -	$ -	$ -		$ -	$ 117.83	$ -
801110 - Pyrll Exp - St Taxes - Unemp	$ 266.88	$ 213.53	$ -	$ -	$ -		$ -	$ 480.41	$ -
801120 - Pyrll Exp - St Taxes - wages	$ 2,004.86	$ 157.00	$ -	$ -	$ 2,134.48		$ -	$ 4,296.34	$ -
801160 - Pyrll Exp Taxes - Fed Wages	$ 6,083.93	$ 14,927.09	$ -	$ -	$ 6,355.03		$ -	$ 27,366.05	$ -
	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
Total Payroll Taxes	$ 14,881.17	$ 22,471.97	$ -	$ -	$ 13,913.03	$ -	$ -	$ 51,266.17	$ -

Total Employee Compensation	$ 50,895.13	$ 75,512.68	$ -	$ -	$ 38,331.39	$ -	$ -	$ 164,739.20	$ -	$ 164,739.20

741070 - Lease Exp	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
751010 - Depr Exp - Op Equipment	$ 1,090.36	$ -	$ -	$ 195.48	$ 207,199.75	$ -	$ -	$ 208,485.59	$ -
761010 - Depletion	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
771010 - Amortization	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Office Expense
811010 - Office Exp - Off Rent	$ 3,271.52	$ -	$ -	$ -	$ -	$ -	$ -	$ 3,271.52	$ -
811020 - Office Exp - Equip Rent	$ 973.75	$ -	$ -	$ -	$ -		$ -	$ 973.75	$ -
811030 - Office Exp - Tel & Fax	$ 5,854.95	$ -	$ -	$ -	$ -		$ -	$ 5,854.95	$ -
811040 - Office Exp - Utilities	$ 2,308.11	$ -	$ -	$ 1,267.66	$ -		$ -	$ 3,575.77	$ -
811060 - Office Exp - Cmptr & Soft Sup	$ 2,657.08	$ -	$ -	$ -	$ -		$ -	$ 2,657.08	$ -
811070 - Office Exp - Off Supp	$ 877.79	$ -	$ -	$ 47.46	$ -		$ -	$ 925.25	$ -
811080 - Office Exp - Other Off Exp	$ 3,038.22	$ -	$ -	$ -	$ 97.23		$ -	$ 3,135.45	$ -
811090 - Office Exp - Postage & Ship	$ 536.23	$ -	$ -	$ -	$ -		$ -	$ 536.23	$ -
811100 - Office Exp - Print & Repro	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
811200 - Office Exp - IT Services	$ 38,713.97	$ -	$ -	$ -	$ -		$ -	$ 38,713.97	$ -
Total Office Expense	$ 58,931.62	$ -	$ -	$ 3,786.07	$ 97.23	$ -	$ -	$ 62,814.92	$ -	$ 62,814.92

Insurance Expense
721010 - Insur Exp - Auto	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
721020 - Insur Exp - Medical	$ 15,940.49	$ -	$ -	$ -	$ -		$ -	$ 15,940.49	$ -
721030 - Insur Exp - Dental	$ 1,165.86	$ -	$ -	$ -	$ -		$ -	$ 1,165.86	$ -
721040 - Insur Exp - Wrkrs Comp	$ 776.64	$ -	$ -	$ -	$ -		$ -	$ 776.64	$ -
721050 - Insur Exp - Other	$ 28,083.50	$ -	$ -	$ -	$ -		$ -	$ 28,083.50	$ -
721080 - Insur Exp - General Liab	$ 24,543.42	$ -	$ -	$ 2,226.10	$ -	$ -	$ -	$ 26,769.52	$ -
	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Insurance Expense	$ 70,509.91	$ -	$ -	$ 2,226.10	$ -	$ -	$ -	$ 72,736.01	$ -	$ 72,736.01

Professional Fees
731010 - Prof Fees Exp - Legal	$ 93,871.19	$ -	$ -	$ -	$ -		$ -	$ 93,871.19	$ -
731020 - Prof Fees Exp - Acctg	$ 15,000.00	$ -	$ -	$ -	$ -		$ -	$ 15,000.00	$ -
731040 - Prof Fees Exp - Investor Rel	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
731060 - Consulting Fee - Other	$ 14,333.63	$ -	$ -	$ -	$ -	$ -	$ -	$ 14,333.63	$ -
Total Professional Fees	$ 125,603.71	$ -	$ -	$ -	$ -	$ -	$ -	$ 125,603.71	$ -	$ 125,603.71

Repairs and Maintenance
741010 - Rep & Maint - Fuel Tstng Exp	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
741020 - Rep & Maint - Bldg	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
741030 - Rep & Maint - Equip	$ 48,246.73	$ -	$ -	$ -	$ -		$ -	$ 48,246.73	$ -
741040 - Rep & Maint - Autos	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
741050 - Rep & Maint - Other	$ 513.59	$ -	$ -	$ -	$ -	$ -	$ -	$ 513.59	$ -
741060 - Plant Ops Exp	$ -	$ -	$ -	$ -	$ 3,619.20	$ -	$ -	$ 3,619.20	$ -
	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Repairs and Maintenance	$ 48,760.32	$ -	$ -	$ -	$ 3,619.20	$ -	$ -	$ 52,379.52	$ -	$ 52,379.52

Plant/Field Operations
741080 - Equipment Rent	$ 439.22	$ -	$ -	$ -	$ 129.39	$ -	$ -	$ 568.61	$ -
741090 - Equipment Rent - Transp Equip	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
741100 - Operating Supply Exp	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
741110 - Op Supply Exp - Tools, Equip	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
741120 - Facility Rent	$ 7,500.00	$ -	$ -	$ -	$ -	$ -	$ -	$ 7,500.00	$ -
741130 - Plant Operation Services	$ 25,699.12	$ -	$ -	$ -	$ 13,909.75	$ -	$ -	$ 39,608.87	$ -
741140 - Field Operations Exp	$ 19,887.99	$ -	$ -	$ -	$ -	$ -	$ -	$ 19,887.99	$ -

Total Plant/Field Operations	$ 53,526.33	$ -	$ -	$ -	$ 14,039.14	$ -	$ -	$ 67,565.47	$ -	$ 67,565.47

Travel & Entertainment
781010 - Trvl and Ent - Air	$ 7,250.51	$ -	$ -	$ -	$ -		$ -	$ 7,250.51	$ -
781020 - Trvl and Ent - Hotel	$ 4,987.07	$ -	$ -	$ -	$ -		$ -	$ 4,987.07	$ -
781030 - Trvl and Ent - Meals & Enter	$ 2,223.28	$ -	$ -	$ -	$ -		$ -	$ 2,223.28	$ -
781040 - Trvl and Ent - Transportation	$ 5,856.27	$ -	$ -	$ -	$ -		$ -	$ 5,856.27	$ -
781060 - Trvl and Ent - Misc.	$ 68.68	$ -	$ -	$ -	$ -	$ -	$ -	$ 68.68	$ -
781070 - Trvl and Ent - Relocation	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
$ -
Total Travel & Entertainment	$ 20,385.81	$ -	$ -	$ -	$ -	$ -	$ -	$ 20,385.81	$ -	$ 20,385.81

Misc Taxes
791010 - Misc Taxes - Prop Tax	$ -	$ -	$ -	$ -	$ 2,700.00		$ -	$ 2,700.00	$ -
791020 - Misc Taxes - Sales Tax	$ 8,018.92	$ -	$ -	$ -	$ -		$ -	$ 8,018.92	$ -
791030 - Misc Taxes - Fuel Tax	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
791040 - Misc Taxes - Other Taxes	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
Total Misc Taxes	$ 8,018.92	$ -	$ -	$ -	$ 2,700.00	$ -	$ -	$ 10,718.92	$ -

Marketing Expense	$ -	$ -		$ -	$ -				$ -
821010 - Mkting Exp - Advertising	$ 3,500.00	$ -	$ -	$ -	$ -		$ -	$ 3,500.00	$ -
821020 - Mkting Exp - Promotions	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
821030 - Mkting Exp - Trade Exp	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
821040 - Mkting Exp - Research	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
821050 - Mkting Exp - Commissions	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Marketing Expense	$ 3,500.00	$ -	$ -	$ -	$ -	$ -	$ -	$ 3,500.00	$ -	$ 3,500.00

Other General Expenses
831010 - Othr Gen & Admn - Bad Debt Exp	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
831020 - Othr Gen & Admn - Bank Ser Chrg	$ 485.11	$ -	$ -	$ 757.06	$ -		$ -	$ 1,242.17	$ -
831030 - Othr Gen & Admn - Late Fees	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
831040 - Othr Gen & Admn - Confer & Semin	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
831050 - Othr Gen & Admn - Dues and Subscr	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
831060 - Othr Gen & Admn - Lic, fees, perm	$ 150.00	$ -	$ -	$ -	$ -		$ -	$ 150.00	$ -
831070 - Othr Gen & Admn - Charitable Cntr	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
831080 - Othr Gen & Admn - Security	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
831090 - Othr Gen & Admn - Director Fees	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
831110 - Othr Gen & Admn - Relo Exp	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
831120 - Othr Gen & Admn - Miscellaneous	$ (443.39)	$ -	$ -	$ -	$ -		$ -	$ (443.39)	$ -
831130 - Othr Gen & Admn - Payroll Svs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
831140 - Othr Gen & Admn - Recrtng/Excec S	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
831160 - Othr Gen & Admn - Trading Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
831170 - Othr Gen & Admn - Contract Labor	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
831180 - Othr Gen & Admn - Training Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
831190 - Othr Gen & Admn - Admin Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
831200 - Othr Gen & Admn - Sm Bal Write off	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
831210 - Othr Gen & Admn - Othr Gn Alloc Chge Out	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
831220 - Othr Gen & Admn - Medical Expense	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
831230 - Othr Gen & Admn - Franchise Fees	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Other General Expenses	$ 191.72	$ -	$ -	$ 757.06	$ -	$ -	$ -	$ 948.78	$ -

Total General and Adminstrative Expense	$ 441,413.83	$ 75,512.68	$ -	$ 6,964.71	$ 265,986.71	$ -	$ -	$ 789,877.93	$ -	$ 789,877.93

Other Income/Expense	$ -	$ -		$ -	$ -				$ -
601170 - Rev - Interest Income - Nonaffil	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
851040 - Oth Inc./Loss - Gain/Loss-Mkt Sec	$ 72,079.82	$ -	$ -	$ -	$ -	$ -	$ -	$ 72,079.82	$ -
841010 - Interest Exp - Nots Payable int	$ (487,738.92)	$ (630.00)	$ -	$ -	$ 17,275.45		$ -	$ (471,093.47)	$ (662.14)
841020 - Interest Exp - Disc Amortiz.	$ (8,585.61)	$ -	$ -	$ -	$ -		$ -	$ (8,585.61)	$ -
841030 - Interest Exp - Fees Amort.	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
841040 - Interest Expense - Nonaffil	$ -	$ -	$ -	$ -	$ -		$ -	$ -	$ -
	$ -	$ -		$ -	$ -				$ -
	$ -	$ -		$ -	$ -				$ -
Total Other Income (Expense)	$ (558,162.16)	$ (630.00)	$ -	$ -	$ 17,275.45	$ -	$ -	$ (541,516.71)	$ (662.14)	$ (542,178.85)

Shares issued for compensation
Shares issued for services
Interest Expense
Interest and Share based expense

Pre-Tax Income (Loss)	$ (495,537.88)	$ (76,142.68)	$ -	$ 17,845.72	$ (264,411.13)	$ -	$ -	$ (818,245.97)	$ (662.14)

% of Revenue	-267%	0%		503%	-206%			-173%	0%

Net Income (Loss)	$ (495,537.88)	$ (76,142.68)	$ -	$ 17,845.72	$ (264,411.13)	$ -	$ -	$ (818,245.97)	$ (662.14)

PNG Ventures, Inc. Balance Sheet Confidential - Unaudited September 30, 2009

	New Earth LNG	Earth Leasing	Applied LNG Technologies	Arizona LNG	Fleet Star Inc	Elimination	PNG Ventures	PNG Ventures Consolidation	PNG Temp Consol	Topside Adjustments	Elimination	PNG Ventures Consolidation	Topside Adjustments	Reclasses	Final Balance 9/30/09

CURRENT ASSETS												SEP09
Cash - Checking/Savings
101010 - Cash - Checking	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
101011 - Cash - Checking Amarillo St	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
101012 - Cash - CHASE Checking	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
101013 - Cash - PlainsCapital DIP	$ -		$ -	$ 170,474.58	$ -		$ 26,682.41	$ 197,156.99	$ -			$ 197,156.99
101014 - Cash - CHASE Chckng	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
101015 - Cash - PlainsCapital Chckng	$ -		$ 237,954.21	$ -	$ 146,280.16		$ -	$ 384,234.37	$ -			$ 384,234.37
101030 - Cash - Fuel	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
101040 - Cash - DDrive	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
101050 - Cash - Payroll	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
101060 - Cash - Cert of Deposits	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
101080 - Cash - ALT Lockbox	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
101090 - Cash - Checking Bank of TX	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
101100 - Cash - Medley Escrow Account	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -
Total Cash /Savings	$ -	$ -	$ 237,954.21	$ 170,474.58	$ 146,280.16	$ -	$ 26,682.41	$ 581,391.36	$ -		$ -	$ 581,391.36			$ 581,391.36

Marketable Securities
121010 - Invest in Mkt Sec - Cash	$ -		$ 214,635.08	$ -	$ -		$ -	$ 214,635.08	$ -			$ 214,635.08
121020 - Man Financial-Futures Trading	$ -		$ -	$ -	$ -		$ -	$ -	$ -			$ -

121030 - Stock Trading Account - Chase B - CORP	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
121040 - Allow for Unrea Gains/Losses	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
121050 - Stock Held on Site	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
121060 - Future Trading Account - SW Sec	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
121070 - Landmark Bank	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
121080 - Newbridge Securities Corp	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
Total Marketable Securities	$ -	$ -	$ 214,635.08	$ -	$ -	$ -	$ -	$ 214,635.08	$ -		$ 214,635.08	$ 214,635.08

Total Cash and Cash Equivalents	$ -	$ -	$ 452,589.29	$ 170,474.58	$ 146,280.16	$ -	$ 26,682.41	$ 796,026.44	$ -	$ -	$ 796,026.44

Accounts Receivables
111010 - A/R - Trade	$ -		$ 1,118,738.78	$ -	$ 192,220.52		$ -	$ 1,310,959.30	$ -		$ 1,310,959.30
111030 - A/R - Fuel	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
111040 - A/R - Employees	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
111050 - A/R - Other	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
111060 - A/R - Allow doubtful accts	$ -		$ (9.17)	$ -	$ (15,665.05)		$ -	$ (15,674.22)	$ -		$ (15,674.22)
111070 - A/R - Interest Acruals	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
111080 - A/R - Overage/Shortage	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
111090 - A/R - 8849 Fuel Tax Credit	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
111100 - A/R - FET Credit Receivable	$ -		$ -	$ -	$ 129,172.62		$ -	$ 129,172.62	$ -		$ 129,172.62
111110 - A/R - Affiliates	$ -		$ 3,701,314.29	$ 18,237,158.44	$ -	$ (20,024,924.88)	$ -	$ 1,913,547.85	$ (1,913,547.85)		$ -
111120 - Cover Cost Receivable - EPFS	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
111130 - Gas Imbalance Receivable	$ -		$ -	$ 18,301.77	$ -		$ -	$ 18,301.77	$ -		$ 18,301.77
	$ -		$ -	$ -	$ -		$ -
Total Accounts Receivable	$ -		$ 4,820,043.90	$ 18,255,460.21	$ 305,728.09	$ (20,024,924.88)	$ -	$ 3,356,307.32	$ (1,913,547.85)	$ -	$ 1,442,759.47	$ 1,442,759.47

Advance to Related Party

191010 - Adv to Rel Prties - Blue Wless	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
191020 - Adv to Rel Parties - Mac Ptners	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
191030 - Adv to Rel Parties - Meridian, MS	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
191040 - Adv to Rel Parties - SMS	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
191050 - Adv to Rel Parties - DGMAC	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
191060 - Adv to Rel Parties - Apollo Drllng	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
Total Advance to Related Party	$ -		$ -	$ -	$ -		$ -	$ -	$ -	$ -	$ -
Inventory
131010 - Inventory - B100 Fuel Tanks	$ -		$ -	$ -	$ -		$ -
131020 - Inventory - Misc	$ -		$ 27,097.51	$ -	$ -		$ -	$ 27,097.51	$ -		$ 27,097.51
131030 - Inventory - Receipts Clring Acct	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131040 - Inventory - Transfer Clring Acct	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131050 - Inventory - Cost Variance	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131060 - Inventory - Freight Variance	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131070 - Inventory - Qnty Variance	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131080 - Inventory - G/L Acct for Cap Ovrhd	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131090 - Inventory - Diesel Fuel Tanks	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131100 - Inventory - Diesel Fuel Tanks	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131110 - Inventory - SMS	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131111 - Inventory - WIP B100	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131120 - Inventory - Menthanol	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131130 - Inventory - Sodium Methylate	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131140 - Inventory - Soy Bean Oil	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131150 - Inventory - WIP B100	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131160 - Inventory - WIP - General	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131170 - Inventory - LNG Trailers	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131180 - Inventory - LNG Equipment	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131190 - Inventory - Valu Reserv - LNG	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131200 - Inventory - PM Fuels A Tanks	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131210 - Inventory - PM Fuels E Tanks	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131220 - Inventory - Methanol	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
131230 - Inventory - LNG Storage Tanks	$ -		$ -	$ 16,888.25	$ -		$ -	$ 16,888.25	$ -		$ 16,888.25
Total Inventory	$ -	$ -	$ 27,097.51	$ 16,888.25	$ -	$ -	$ -	$ 43,985.76	$ -		$ 43,985.76	$ 43,985.76

Prepaid Expense
161010 - Prepaids - Professional Fees	$ -	$ 3,500.00	$ -	$ -	$ -	$ 3,500.00	$ -	$ 3,500.00
161020 - Prepaids - Insurance	$ -	$ 125,496.09	$ -	$ 22,261.12	$ -	$ 147,757.21	$ -	$ 147,757.21
161030 - Prepaids - Other	$ -	$ 1,193,528.78	$ -	$ -	$ -	$ 1,193,528.78	$ -	$ 1,193,528.78
161040 - Prepaids - Other	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
161050 - Prepaids - Feedstock	$ -	$ -	$ 175,452.57	$ -	$ -	$ 175,452.57	$ -	$ 175,452.57
161060 - Prepaids - Loan Interest	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Prepaid Expense	$ -	$ 1,322,524.87	$ 175,452.57	$ 22,261.12	$ -	$ -	$ 1,520,238.56	$ -	$ 1,520,238.56	$ 1,520,238.56

TOTAL CURRENT ASSETS	$ -	$ -	$ 6,622,255.57	$ 18,618,275.61	$ 474,269.37	$ (20,024,924.88)	$ 26,682.41	$ 5,716,558.08	$ (1,913,547.85)	$ 3,803,010.23	$ -	$ -	$ 3,803,010.23

OTHER ASSETS

141010 - Other Assets - Derivatives	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
151010 - Current Tax Assets	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Investments	$ -	$ -	$ -	$ -
181010 - Investments - Vertex	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181020 - Investments - Trkrs Corn	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181030 - Investments - NC	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181040 - Investments - Skinzwraps	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181050 - Investments - East Shelf	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181060 - Investments - Blue Wless	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181070 - Investments - New Orlean	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181080 - Investments - SMS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181090 - Investments - Moses Lake	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181100 - Investments - Savmore	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181110 - Investments - BioDiesel Ven	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
181120 - Investments in Affiliates	$ -	$ (51,263.69)	$ -	$ -	$ -	$ (51,263.69)	$ 51,263.69	$ -
181130 - Investment - Mid Coast Gas LP	$ -	$ 34,399.00	$ -	$ -	$ -	$ 34,399.00	$ (34,399.00)	$ -
Total Investments	$ -	$ (16,864.69)	$ -	$ -	$ -	$ -	$ (16,864.69)	$ 16,864.69	$ -

Notes Receivables
201010 - Notes Rec Rel Party - Blue Wless	$ -	$ -	$ -	$ -	$ -
201020 - Notes Rec Rel Party - Trckers Cor	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
201030 - Notes Rec Rel Party - MAC Prtnrs	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

201040- Notes Rec Rel Party - Apollo	$ -	$ -	$ 1,939,095.97	$ -		$ -	$ 1,939,095.97	$ (1,939,095.97)	$ -
201050 - Notes Rec Rel Party - Albermarie	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
201060 - Notes Rec Rel Party - Affiliates - Nonc	$ -	$ 1,205,638.87	$ -	$ -	$ (1,205,638.87)	$ -	$ -	$ -	$ -
201070 - Notes Rec Rel Party - ADFI - Noncrrnt	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
201080 - Notes Rec Rel Party - Other	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
201090 - Notes Rec Rel Party - Other - Noncrrnt	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
201100 -N/R - DFI Group-NC	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
201110 - Notes Rec Rel Party - Apollo Drilling	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
201120 - N/R - Airo Note Receiv	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
201130 - N/R - SMS	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
201130 - N/R - Robert F. Bickle	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
Total Notes Receivables	$ -	$ 1,205,638.87	$ 1,939,095.97	$ -	$ (1,205,638.87)	$ -	$ 1,939,095.97	$ (1,939,095.97)	$ -

Fixed Assets
171010 - Fixed Asset - Leasehold Impr	$ -	$ 5,250.00	$ -	$ -	$ -	$ 5,250.00	$ -	$ 5,250.00
171020 - Fixed Asset - Land	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171030 - Fixed Asset - Bldg	$ -	$ -	$ 5,250.00	$ -	$ -	$ 5,250.00	$ 422,500.00	$ 427,750.00
171040 - Fixed Assets - Plant Equip	$ -	$ -	$ 1,260,045.98	$ -	$ -	$ 1,260,045.98	$ 33,577,499.97	$ 34,837,545.95
171050 - Fixed Assets - Autos	$ -	$ -	$ 27,400.00	$ 25,507.62	$ -	$ 52,907.62	$ (52,907.62)	$ -
171060 - Fixed Assets - FF&E	$ 5,613.52	$ 795,361.12	$ 87,412.59	$ -	$ -	$ 888,387.23	$ (883,590.39)	$ 4,796.84
171070 - Fixed Assets - Software	$ -	$ -	$ 1,909.00	$ -	$ -	$ 1,909.00	$ (1,909.00)	$ -
171080 - Fixed Assets - Fuel Tanker	$ -	$ -	$ 2,415,500.00	$ -	$ -	$ 2,415,500.00	$ -	$ 2,415,500.00
171090 - Fixed Assets - Airplane	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171100 - Fixed Assets - Capital Lease	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171110 - Fixed Assets - Office Equipment	$ -	$ 22,753.13	$ 5,380.00	$ -	$ -	$ 28,133.13	$ -	$ 28,133.13
171111 - Fixed Assets - Const. in Progress	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171200 - Depletion - Reserves	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171250 - Fixed Assets - Const. in Progress	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171260 - Fixed Assets - LNG Trailers	$ -	$ 11,700.00	$ -	$ 139,040.61	$ -	$ 150,740.61	$ (139,040.61)	$ 11,700.00
171270 - Fixed Assets - Equip - Stations	$ -	$ 7,678,132.08	$ -	$ 54,545.45	$ -	$ 7,732,677.53	$ (7,732,677.53)	$ -
171280 - Fixed Assets - Equip - Other	$ -	$ 1,768,557.98	$ 6,700.00	$ 23,457.22	$ -	$ 1,798,715.20	$ (1,768,557.95)	$ 30,157.25
171290 - Fixed Assets - Other	$ -	$ 13,195.60	$ -	$ -	$ -	$ 13,195.60	$ (7,184.97)	$ 6,010.63
171310 - Fixed Asset - Equipment - Needle Mt	$ -	$ 14,660.00	$ 8,040,479.02	$ -	$ -	$ 8,055,139.02	$ (8,055,139.02)	$ -
171340 - Fixed Asset - Lnd - Dura Ethnl Plt	$ -	$ -	$ 13,420.00	$ -	$ -	$ 13,420.00	$ 13,420.00
171350 - Fixed Asset - Lnd - Greenville, MS	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171360 - Fixed Asset - Lnd - Amer Erth Bldg	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Total Fixed Assets	$ 5,613.52	$ 10,309,609.91	$ 11,863,496.59	$ 242,550.90	$ -	$ -	$ 22,421,270.92	$ 15,358,992.88	$ 37,780,263.80	$ 37,780,263.80

Accumulated Depreciation
171120 - Accum Depr - Bldg	$ -	$ -	$ (48,511.02)	$ -	$ -	$ (48,511.02)	0	$ (48,511.02)
171130 - Accum Depr - FF&E	$ (1,591.35)	$ (645,657.32)	$ (96,306.92)	$ -	$ -	$ (743,555.59)	$ 743,555.59	$ -
171140 - Accum Depr - Lease Improv	$ -	$ (87.50)	$ -	$ -	$ -	$ (87.50)	$ -	$ (87.50)
171150 - Accum Depr - Fuel Tanker	$ -	$ -	$ (44,333.50)	$ -	$ -	$ (44,333.50)	$ -	$ (44,333.50)
171160 - Accum Depr - Airplane	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171170 - Accum Depr - Cap Leases	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171180 - Accum Depr - Office Equip	$ -	$ (7,263.17)	$ (448.35)	$ -	$ -	$ (7,711.52)	$ -	$ (7,711.52)
171190 - Accum Amortiz - Cap Leases	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171210 - Accum Depre - Software	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171220 - Accum Depre - Autos	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171230 - Accum Depre - Misc	$ -	$ (130.00)	$ (279.50)	$ -	$ -	$ (409.50)	$ -	$ (409.50)
171240 - Accum Depre - BIO Plant	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
171300 - Accum Depr - Equip	$ -	$ (7,860,546.87)	$ (1,530,983.74)	$ (1,172.88)	$ -	$ (9,392,703.49)	$ 9,391,530.61	$ (1,172.88)
171320 - Accum Depr - Stations	$ -	$ -	$ (2,841,948.33)	$ (54,805.11)	$ -	$ (2,896,753.44)	$ 54,805.11	$ (2,841,948.33)
171330 - Accum Depr - Stations-New	$ -	$ -	$ -	$ (164,288.57)	$ -	$ (164,288.57)	$ 164,288.57	$ -

Total Accumulated Depreciation	$ (1,591.35)	$ (8,513,684.86)	$ (4,562,811.36)	$ (220,266.56)	$ -	$ -	$ (13,298,354.13)	$ 10,354,179.88	$ (2,944,174.25)	$ (2,944,174.25)

Total Net Fixed Assets	$ 4,022.17	$ 1,795,925.05	$ 7,300,685.23	$ 22,284.34	$ -	$ -	$ 9,122,916.79	$ 25,713,172.76	$ 34,836,089.55	$ 34,836,089.55

221010 - Deferred Expenses - Loan Fees	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -

261010 - Loan Costs	$ -	$ 1,436,706.33	$ 4,348.05	$ -		$ -	$ 1,441,054.38	$ (1,441,054.38)	$ -
$ -
Deferred Compensation	$ -	$ -	$ -	$ -		$ -
221020 - Deferred Expenses - Prof. Fee	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
221030 - Deferred Expenses - Comp Cost	$ -	$ -	$ -	$ -		$ -	$ -	$ -	$ -
Total Deferred Compensation	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Deposits
101070 - Cash - Petty Cash	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
211010 - Deposits - Suppliers	$ -		$ 225,000.00	$ -	$ -		$ -	$ 225,000.00	$ -		$ 225,000.00
211020 - Deposits - Others	$ -		$ 22,189.79	$ -	$ -		$ -	$ 22,189.79	$ -		$ 22,189.79
211030· Capnet Advisors	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
211040 - Tatum Partners	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
211050 - Wick Phillips	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
211060- Petty Cash	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
211070 - Travel Advance	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
211080 - Deposit D Drive	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
211090 - Grenada Truck Stop	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
211100 - Deposit LOC - Earth LNG	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
Total Deposits	$ -		$ 247,189.79	$ -	$ -	$ -	$ -	$ 247,189.79	$ -		$ 247,189.79			$ 247,189.79

Goodwill
241010 - Goodwill	$ 36,159,508.14		$ -	$ -	$ -		$ -	$ 36,159,508.14	$ (35,533,258.14)	$ (626,250.00)	$ -
241020 - Amortization of Goodwill	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
Total Goodwill	$ 36,159,508.14	$ -	$ -	$ -	$ -	$ -	$ -	$ 36,159,508.14	$ (35,533,258.14)	$ (626,250.00)	$ -

251010 - Other LT Assets	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -

Intercompany Rececivables
111020 - Intercompany To/From	$ 533,643.02	70,000.00	$ 72,559,526.93	$ 879,816.41	$ 1,846,864.00	$ (50,601,364.62)	$ 150,000.00	$ 25,438,485.74	$ (25,287,485.74)	$ (151,000.00)	$ (0.00)
112010 - A/R - Interco - ALT LNG	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112020 - A/R - Interco - APOLLO DRILLING	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112030 - A/R - Interco - APOLLO NAT GAS	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112040 - A/R - Interco - APOLLO RESRCES	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112050 - A/R - Interco - BLUE WRLSS	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112060 - A/R - Interco - DGMAC	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112070 - A/R - Interco - EBOF	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112080 - A/R - Interco - ERTH LEASING	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112090 - A/R - Interco - ERTH LNG	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112100 - A/R - Interco - FS LNG	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112110 - A/R - Interco - MAC PARTNERS	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
112120 - A/R - Interco - MT STATES	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
Total Intercompany Receivables	$ 533,643.02	$ 70,000.00	$ 72,559,526.93	$ 879,816.41	$ 1,846,864.00	$ (50,601,364.62)	$ 150,000.00	$ 25,438,485.74	$ (25,287,485.74)	$ (151,000.00)	$ (0.00)

Total Non-Current Assets	$ 36,697,173.33	$ 70,000.00	$ 77,228,122.28	$ 10,123,945.66	$ 1,869,148.34	$ (51,807,003.49)	$ 150,000.00	$ 74,331,386.12	$ (38,470,856.78)	$ (777,250.00)	$ 35,083,279.34

TOTAL ASSETS	$ 36,697,173.33	$ 70,000.00	$ 83,850,377.85	$ 28,742,221.27	$ 2,343,417.71	$ (71,831,928.37)	$ 176,682.41	$ 80,047,944.20	$ (40,384,404.63)	$ (777,250.00)	$ 38,886,289.57	$ -	$ -	$ 38,886,289.57

LIABILITIES
Current Liabilities
Accounts Payable
301010 - A/P - Trade	$ -		$ 1,404,979.41	$ 23,035.17	$ -		$ -	$ 1,428,014.58	$ -		$ 1,428,014.58
301020 - A/P - Employees	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
301040 - A/P - Other	$ -		$ 25,000.00	$ -	$ -		$ 8,563.00	$ 33,563.00	$ -		$ 33,563.00
301050 - A/P - Dividends	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
301060 - A/P - Vendor Discnt Taken	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
301070 - A/P - Affiliates	$ -		$ 18,232,689.39	$ 50,000.00	$ 1,717,235.49	$ (19,949,924.88)	$ -	$ 50,000.00	$ (50,000.00)		$ -
421090 - Notes Payable - Billy Mickel	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
Total Accounts Payable	$ -		$ 19,662,668.80	$ 73,035.17	$ 1,717,235.49	$ (19,949,924.88)	$ 8,563.00	$ 1,511,577.58	$ (50,000.00)		$ 1,461,577.58	$ 1,461,577.58

Intercompany - Accounts Payable
301030 - A/P - Intercompany	$ 3,810,255.41		$ 8,168,485.43	$ 44,450,498.38	$ 618,538.86	$ (50,601,364.62)	$ 258,100.00	$ 6,704,513.46	$ (6,553,513.46)	$ (151,000.00)	$ (0.00)
302010 - A/P - Interco - ALT LNG	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302020 - A/P - Interco - APOLLO DRILLING	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302030 - A/P - Interco - APOLLO NAT GAS	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302040 - A/P - Interco - APOLLO RESRCES	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302050 - A/P - Interco - BLUE WRLSS	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302060 - A/P - Interco - DGMAC	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302070 - A/P - Interco - EBOF	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302080 - A/P - Interco - ERTH LEASING	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302090 - A/P - Interco - ERTH LNG	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302100 - A/P - Interco - FS LNG	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302110 - A/P - Interco - MAC PARTNERS	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
302120 - A/P - Interco - MT STATES	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
Total Intercompany - Accounts Payable	$ 3,810,255.41		$ 8,168,485.43	$ 44,450,498.38	$ 618,538.86	$ (50,601,364.62)	$ 258,100.00	$ 6,704,513.46	$ (6,553,513.46)	$ (151,000.00)	$ (0.00)

Accruals
311080 - Accrued Exp - Leases	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
321010 - Accrued Interest - Conv. Debt	$ 10,080.00		$ -	$ -	$ -		$ -	$ 10,080.00	$ -		$ 10,080.00
321020 - Accrued Interest - Disc Amortiz	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
321030 - Accrued Interest	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
321040 - Accrued Interest - Other	$ 1,260.00		$ 1,536,366.87	$ 44,689.42	$ -		$ 10,073.56	$ 1,592,389.85	$ -		$ 1,592,389.85
Total Accruals	$ 11,340.00		$ 1,536,366.87	$ 44,689.42	$ -	$ -	$ 10,073.56	$ 1,602,469.85	$ -		$ 1,602,469.85	$ 1,602,469.85

Payroll Liabilities
311010 - Accrued Exp - Payroll	$ -		$ -	$ -	$ -		$ -
311020 - Accrued Exp - Pyrll Fed Payroll Taxes	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311030 - Accrued Exp - Pyrll State Payroll Taxes	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311040 - Accrued Exp - Pyrll Unemp Taxes	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311050 - Accrued Exp - Pyrll Bonuses	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311060 - Accrued Exp - Pyrll Profess Fees	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311090 - Accrued Exp - Pyrll Commissions	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311100 - Accrued Exp - Pyrll Fed Umemp Taxes	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311110 - Accrued Exp - Pyrll Emp Insur	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311120 - Accrued Exp - Pyrll Soc. Sec.	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311130 - Accrued Exp - Pyrll Medicare	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311140 - Accrued Exp - Pyrll Wage Garnish	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
311150 - Accrued Exp - Pyrll Other	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
Total Payroll Liabilities	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -		$ -

Taxes Payable
311070 - Accrued Exp - Fuel Taxes	$ -		$ -	$ -	$ -		$ -
481010 - Excise Tax - Diesel	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481020 - Excise Tax - B100	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481030 - Excise Tax - TX State Diesel	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481040 - Excise Tax - Lousianna B100 Tax	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481050 - Sales Tax - Lous. Inspect Fee	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481060 - Sales Tax - Oil Spill Tax	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481080 - Sales Tax - Calif ST, LO & DIST	$ -		$ 619,052.91	$ -	$ 61,281.21		$ -	$ 680,334.12	$ -		$ 680,334.12
481100 - CNG FET Tax Liab	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481110 - CNG SET Tax Liab - LCNG	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481120 - FET Tax Liab - FLS LNG Sales	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481130 - SET Tax Liab - FLS LNG Sales	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481140 - SST Tax Liab - FLS LNG Sales	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481150 - Oklahoma Excise Tax Payable	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
481160 - Underground Storage Tax Payable	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
361010 - Current Taxes Payable	$ -		$ 1,818,068.00	$ -	$ -		$ -	$ 1,818,068.00	$ (1,818,068.00)		$ -
361020 - Prop Tax Payable	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
361030 - Sales Tax Payable	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
361040 - Tax - Other	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
361050 - State Sales Tax/Calif	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
361060 - CA Excise Tax Payable	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
361070 - Federal Excise Tax Payable	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
361080 - NV Excise Tax Payable	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
Total Fuel Taxes Payable	$ -		$ 2,437,120.91	$ -	$ 61,281.21	$ -	$ -	$ 2,498,402.12	$ (1,818,068.00)		$ 680,334.12			$ 680,334.12

311160 - Accrued Expenses	$ -		$ 186,727.81	$ 125,641.86	$ 52,669.20		$ -	$ 365,038.87			$ 365,038.87			$ 365,038.87
311170 - Accrued Expenses -SMS	$ -		$ -	$ -	$ -		$ -	$ -			$ -
Advance from Related Party
371010 - Adv from Rel. Prties - Apollo	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
371020 - Adv from Rel Prties - Earth LNG	$ 75,000.00		$ -	$ -	$ -	(75,000.00)	$ -	$ -	$ -		$ -
371030 - Adv from Rel. Prties - DGMAC, LLC	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
371040 - Adv from Rel. Prties - EBI Texas	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
371050 - Adv from Rel. Prties - Other	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
Total Advance from Related Party	$ 75,000.00		$ -	$ -	$ -	$ (75,000.00)	$ -	$ -	$ -		$ -

441010 - Other Dbt/Contingencies	$ -		$ 1,227,972.00	$ -	$ -		$ 626,250.00	$ 1,854,222.00	$ (1,227,972.00)	$ (626,250.00)	$ -
441020 - Debt Discount	$ -		$ 72,127.41	$ -	$ -		$ (2,836.82)	$ 69,290.59	$ (156,157.00)		$ (86,866.41)			$ (86,866.41)
451010 - Deferred Revenues	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
461010 - Deferred Taxes	$ 15,792,344.30		$ -	$ -	$ -		$ -	$ 15,792,344.30	$ (15,792,344.30)		$ -
471010 - Minority Interest	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -

Total Current Liabilities	$ 19,688,939.71	$ -	$ 33,291,469.23	$ 44,693,864.83	$ 2,449,724.76	$ (70,626,289.50)	$ 900,149.74	$ 30,397,858.77	$ (25,598,054.76)	$ (777,250.00)	$ 4,022,554.01	$ -	$ -	$ 4,022,554.01
Long-Term Liabilities

Notes Payable
421010 - N/P - Castlerigg	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421020 - N/P - Evolution	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421030 - N/P - Capital Ventures	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421040 - N/P Sandell Convertible	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421050 - N/P - Cornell Cap Ptnrs	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421060 - N/P - Prtside Gr&Op Fund	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421070 - N/P - Coral Energy	$ -		$ -	$ 1,696,480.05	$ -		$ -	$ 1,696,480.05	$ -		$ 1,696,480.05
421080 - N/P - El Paso Nat Gas	$ -		$ -	$ 872,881.54	$ -		$ -	$ 872,881.54	$ -		$ 872,881.54
421100 - N/P - Excalibur Lmted Prntshp	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421110 - N/P - Whlhvn Cptl Fnd LTD	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421120 - N/P - Fin Inst - Curr	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421130 - N/P- Fin Inst - L/T	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421140 - N/P - FCC AR Revolver	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421150 - N/P - FCC Term Note	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421160 - N/P - Affiliates - Curr	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
421170 - N/P - Affiliates - L/T	$ -		$ -	$ 1,205,638.87	$ -	$ (1,205,638.87)	$ -	$ -	$ -		$ -
421180 - N/P - Other	$ -		$ 101,500.00	$ -	$ -		$ 59,785.72	$ 161,285.72	$ 845,555.00		$ 1,006,840.72			$ 3,576,202.31
421190 - LNG Contract Obligation	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -			$ -
421200 - N/P - Sandell	$ -		$ 3,188,235.00	$ -	$ -		$ -	$ 3,188,235.00	$ -		$ 3,188,235.00			$ 3,188,235.00
421210 - N/P - Apollo	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -			$ -
421220 - N/P - Greenfield AR Revolver	$ -		$ 671,236.82	$ -	$ -		$ -	$ 671,236.82	$ -		$ 671,236.82			$ 671,236.82
421230 - N/P - Medley Term Note	$ -		$ 36,363,458.33	$ -	$ -		$ -	$ 36,363,458.33	$ -		$ 36,363,458.33			$ 36,363,458.33
421240 - N/P - Black Forest	$ 63,000.00		$ -	$ -	$ -		$ -	$ 63,000.00	$ -		$ 63,000.00			$ 63,000.00
Total Notes Payable	$ 63,000.00		$ 40,324,430.15	$ 3,775,000.46	$ -	$ (1,205,638.87)	$ 59,785.72	$ 43,016,577.46	$ 845,555.00	$ -	$ 43,862,132.46

231010 - Deferred Tax Assets	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
331010 - Curr Portn of LT Dbt	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
341010 - Lines of Credit	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
351010 - Derivative Liability	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -
431010 - Capital Leases	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -

Total Liabilities	$ 19,751,939.71	$ -	$ 73,615,899.38	$ 48,468,865.29	$ 2,449,724.76	$ (71,831,928.37)	$ 959,935.46	$ 73,414,436.23	$ (24,752,499.76)	$ (777,250.00)	$ 47,884,686.47	$ -	$ -	$ 47,884,686.47

STOCKHOLDERS' EQUITY

Earnings Current Period	$ (706,781.19)	0	$ (1,025,485.89)	$ (3,786,083.93)	$ 21,381.40		$ (69,265.94)	$ (5,566,235.55)			$ (5,566,235.55)			$ (5,566,235.55)

Capital Stock
501010 - Stck Equit - Pref. Stock (PAR)	$ (4,075,715.00)		$ -	$ -	$ -		$ -	$ (4,075,715.00)	$ 4,075,715.00		$ -
501020 - Stck Equit - Common Stock (PAR)	$ -		$ -	$ -	$ -		$ (1,313.57)	$ (1,313.57)	$ 11,398.00		$ 10,084.43			$ 10,084.43
501030 - Stck Equit - Add'l Paid in Capit.	$ 27,766,248.44		$ (5,244,285.83)	$ 23,227,861.54	$ 10,000.00		$ (522,722.86)	$ 45,237,101.29	$ (45,241,016.84)		$ (3,915.55)			$ (3,915.55)
501040 - Stck Equit - Warrants	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -			$ -
501050 - Stck Equit - Restricted Stk	$ -		$ -	$ -	$ -		$ -	$ -			$ -			$ -
501060 - Stck Equit - Othr Compr. Inc/Loss	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -			$ -
501070 - Stck Equit - Ret. Earnings CURR	$ (6,038,518.63)	70,000.00	$ 16,504,250.19	$ (35,668,421.63)	$ (137,688.45)		$ (189,950.68)	$ (25,460,329.20)	$ 22,021,998.97		$ (3,438,330.23)			$ (3,438,330.23)
501080 - Stck Equit - Ret. Earnings PRIOR	$ -		$ -	$ -	$ -		$ -	$ -			$ -			$ -
501090 - Unrealized Gain (Loss)	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -			$ -
501100 - Partnership Capital - Affil	$ -		$ -	$ (3,500,000.00)	$ -		$ -	$ (3,500,000.00)	$ 3,500,000.00		$ -			$ -
501110 - Capital Stock	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -			$ -
501120 - Par Value	$ -		$ -	$ -	$ -		$ -	$ -	$ -		$ -			$ -
Total Capital Stock	$ 17,652,014.81	$ 70,000.00	$ 11,259,964.36	$ (15,940,560.09)	$ (127,688.45)	$ -	$ (713,987.11)	$ 12,199,743.52	$ (15,631,904.87)	$ -	$ (3,432,161.35)	$ -	$ -	$ (3,432,161.35)

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$ 36,697,173.33	$ 70,000.00	$ 83,850,377.85	$ 28,742,221.27	$ 2,343,417.71	$ (71,831,928.37)	$ 176,682.41	$ 80,047,944.20	$ (40,384,404.63)	$ (777,250.00)	$ 38,886,289.57	$ -	$ -	$ 38,886,289.57

MOR-4

In re PNG Ventures, Inc., et al.				Case No. 09-13162 (CSS)
Debtor				Reporting Period: 09-30-09

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No.or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee	(See attached)
FICA-Employer
Unemployment
Income
Other:_________________
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_________________
Total State and Local
Total Taxes

SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable	(See attached)
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Applied LNG--Tax Payments for September 2009

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Excise Tax Liability	Date Paid **	Check No. **
Federal
Withholding	0	6084	6084	0
FICA - Employee	0	2618	2618	0
FICA - Employer	0	2618	2618	0
Unemployment	0	0	0	0
Income	0	1224	1224	0
Other:	0	0	0	0
Total Federal Taxes	0	12544	12544	0
State and Local
Withholding	0	2005	2005	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	332	332	0
Real Property	0	397	397	0
PersonalProperty	0	0	0	0
Other:	0	0	0	0
Total State and Local	0	2734	2734	0
Total Taxes	0	15278	15278	0

New Earth LNG--Tax Payments for September 2009

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Excise Tax Liability	Date Paid **	Check No. **
Federal
Withholding	0	14927	14927	0
FICA - Employee	0	2531	2531	0
FICA - Employer	0	2531	2531	0
Unemployment	0	0	0	0
Income	0	2059	2059	0
Other:	0	0	0	0
Total Federal Taxes	0	22048	22048	0
State and Local
Withholding	0	298	298	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	266	266	0
Real Property	0	0	0	0
PersonalProperty	0	0	0	0
Other:	0	0	0	0
Total State and Local	0	564	564	0
Total Taxes	0	22612	22612	0

Arizona LNG--Tax Payments for September 2009

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Excise Tax Liability	Date Paid **	Check No. **
Federal
Withholding	0	6355	6355	0
FICA - Employee	0	2198	2198	0
FICA - Employer	0	2196	2198	0
Unemployment	0	0	0	0
Income	0	1028	1028	0
Other:	0	0	0	0
Total Federal Taxes	0	1779	11779	0
State and Local
Withholding	0	2134	2134	0
Sales	0	0	0	0
Excise	0	0	0	0
Unemployment	0	0	0	0
Real Property	0	0	0	0
PersonalProperty	0	0	0	0
Other:	0	0	0	0
Total State and Local	0	2134	2134	0
Total Taxes	0	13913	13913	0

** All tax liabilities are paid via payroll service. Amounts were paid by wire transfer on 9/8 and 9/24/09

Reporting Period: September 30, 2009	New Earth LNG	Earth Leasing	Applied LNG Technologies	Arizona LNG	Fleet Star Inc	Elimination	PNG Ventures Inc	PNG Venture Consolidation	PNG Temp Consol	Elimination	PNG Ventures Consolidation
Analysis of Debts--Pre-petition and Post-petition by Subsidiary:

Pre-Petition Accounts Payable & Other Payables
Applied LNG Tade Accounts Payable			1,082,627								1,082,627	Sch I
Arizona LNG Trade Accounts Payable				23,035							23,035	Sch II
Black Forest Note Payable	63,000										63,000
Catlerigg Convertible Note Payable			3,188,235								3,188,235
Medley Secured Term Note			36,363,458								36,363,458
Shell/Coral Energy Note Payalbe				1,696,480							1,696,480
El Paso Trade Payable				872,882							872,882
Accrual for Chattanooga Gas				110,530							110,530
Recorded Discounts on Notes Payable			72,127	–	–		(2,837)		(156,157)	–	(86,866)
EBOF Note Payable							59,786				59,786
Other			25,000		15,834		8,563				49,397
Accrued Interest	11,340		1,536,367	44,689			10,074				1,602,470
Accrual for Settlement of Kelley party litigation			101,500						845,555		947,055
Total Pre-Petition Claims	74,340	–	42,369,315	2,747,616	15,834		75,586		689,398		45,972,089

Pre-Petition Priority Claims:											–
Sales taxes payable, including penalty & interest			619,053		61,281						680,334
Sales taxes payable, including penalty & interest				–	25,377	0					25,377
Property Taxes Payable			–	14,756							14,756
	–	–	619,053	14,756	86,658		–		–		720,467

Post-Petition Debts:											–
Applied LNG Trade Accounts Payable			322,352								322,352	Sch III
Arizona LNG Trade Accounts Payable				–							–
Greenfield Revolving Credit Note Payable			671,237								671,237
Sales Taxes					–						–
Sales Taxes					11,458						11,458
Property Taxes Payable											–
Accrual for debtors legal counsel fees			90,000								90,000
Accrual for debtors financial advisory fees			25,000								25,000
Accrual for debtors auditors fees			15,000								15,000
Accrual for debtors court/trustee fees			6,500								6,500
Other			50,228	356	–		–			–	50,584
Total Post-Petition and Priority Claims	–	–	1,180,317	356	11,458		–		–		1,192,131
Grand Total Liabilities	74,340	–	44,168,684	2,762,728	113,950		75,586		689,398		47,884,686

Aging of Post Petition Debts:	Current	0-30	31-60	61-90	Over 90	Total
Applied LNG:
Applied LNG Trade Accounts Payable	321,895		(685)		1,142	322,352
Greenfield Revolving Credit Note Payable	671,237					671,237
Sales Taxes						–
Property Taxes Payable						–
Accrual for debtors legal counsel fees	90,000					90,000
Accrual for debtors financial advisory fees	25,000					25,000
Accrual for debtors auditors fees	15,000					15,000
Accrual for debtors court/trustee fees	6,500					6,500
Other	50,228					50,228
Total Payables	1,179,860	–	(685)	–	1,142	1,180,317

Arizona LNG:
Other	356					356
Total Payables	356	–	–	–	–	356

Fleetstar, Inc:
Sales Taxes	11,458					11,458
Total Payables	11,458	–	–	–	–	11,458

MOR-5

In re PNG Ventures, Inc., et al.
Debtor

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation		Amount
Total Accounts Receivable at the beginning of the reporting period (08/31/09)			$1,188,276
+ Amounts billed during the period			$1,376,259
- Amounts collected during the period			$(1,253,576	) *
Total Accounts Receivable at the end of the reporting period (09/30/09)			$1,310,959

Accounts Receivable Aging		Amount
0 - 30 days old		(See attachments)
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.			X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.			X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.		X
5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

* Applied LNG Technologies USA, LLC	$ 1,118,739
Fleet Star, Inc.	$ 192,220
Total Accounts Receivable	$ 1,310,959